Exhibit 10.3

CONTINUING GUARANTY (Unlimited)

1.      Guarantee. For value received, and to induce U.S. BANK N.A. (the “Bank”) to extend or continue credit or other-financial accommodations now or in the future to American Wagering, Inc. (the “Borrower”), the undersigned (the “Guarantor”) hereby absolutely and unconditionally jointly and severally guarantees prompt payment of and promises to pay or cause to be paid to the Bank the Obligations (as hereinafter defined), whether or not the Obligations are valid and enforceable against the Borrower, whenever the Obligations become due, whether on demand, at maturity or by reason of acceleration, or at the time the Borrower or the Guarantor shall become the subject of any bankruptcy or insolvency proceeding.

As used herein, the term “Obligations” shall mean all loans, drafts, overdrafts, checks, notes and all other debts, liabilities and obligations of every kind owing by the Borrower to the Bank, whether direct or indirect, absolute or contingent, liquidated or unliquidated whether of the same or a different nature and whether existing now or in the future, including interest thereon and all costs, expenses and reasonable attorneys’ fees (including fees of inside counsel) paid or incurred by the Bank at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing or this Guaranty, and to enforce this Guaranty. The definition of “Obligations” also includes the amount of any payments made to the Bank or another on behalf of the Borrower (including payments resulting from liquidation of collateral) which are recovered from the Bank by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the “Surrendered Payments”). In the event that the Bank makes any Surrendered Payments (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether the Bank has surrendered or cancelled this Guaranty prior to returning the Surrendered Payments.

2.      Consent to Bank Actions; No Discharge. The Guarantor agrees that the Bank does not have to take any steps whatsoever to realize upon any collateral securing the Obligations, or to proceed against the Borrower or any other guarantor or surety for the Obligations either before or after proceeding against the Guarantor; and the Guarantor waives any claim of marshalling of assets against the Bank or any collateral. The Guarantor also agrees that the Bank may do or refrain from doing any of the following without notice to, or the consent of, the Guarantor, without reducing or discharging the Guarantor’s liability under this Guaranty: (i) renew, amend, modify, extend or release any existing or future Obligations (including making additional advances, or changing the interest rate or amount, time or manner of payment of any Obligations), and make additional extensions of credit to the Borrower (which will become additional Obligations), regardless of when such modifications or additional extensions of credit are made, and regardless of whether they are similar to or different from any other Obligations; (ii) amend, supplement and waive compliance with any of the provisions of documents evidencing or related to any of the Obligations; (iii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Guaranty, or the liability of any other party responsible for payment of any Obligation; and (iv) accept partial payments, and apply any payments and all other amounts received from the Borrower, from liquidation of any collateral or from any other guarantor to the Obligations (or any other amounts due to the Bank) In any manner that the Bank elects. The Guarantor also expressly agrees that the Guarantor’s liability will not be reduced or discharged by the Bank’s failure or delay in perfecting (or to continue perfection of) any security interest, mortgage or other lien on any collateral securing the Obligations or this Guaranty, or to protect the value or condition of any such collateral. THE GUARANTOR SPECIFICALLY ACKNOWLEDGES THAT THIS GUARANTY COVERS ALL EXISTING AND FUTURE OBLIGATIONS OF THE BORROWER TO THE BANK REGARDLESS OF THE AMOUNT OF THOSE OBLIGATIONS; THAT THE BANK CAN MAKE ADDITIONAL EXTENSIONS OF CREDIT TO THE BORROWER WITHOUT NOTIFYING THE GUARANTOR; AND THAT THE BANK CAN DEMAND PAYMENT FROM AND IMPOSE LIABILITY ON THE GUARANTOR WITHOUT FIRST TRYING TO COLLECT FROM THE BORROWER OR ANY OTHER GUARANTOR.

3.      Waivers. The Guarantor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. The Guarantor also expressly waives notice of acceptance of this Guaranty, and the right to receive all other notices and demands of any kind relating to the Obligations or this Guaranty. The Guarantor agrees that any right of subrogation as to payment or enforcement of any security interest securing the Obligations shall not be enforceable by any Guarantor until the Bank is paid in full. In addition to, and not in substitution or lieu of, all of the other waivers and releases contained herein from the Guarantor, Guarantor hereby specifically, unconditionally and jointly and severally waives any and all defenses predicated upon: (i) change of ownership of any collateral covered by any mortgage, deed of trust or security agreement or other security instrument securing the Obligations; (ii) acquiring additional collateral; (iii) substitution of different collateral in exchange or exchanges for part or parts of any original collateral; (iv) sale or other disposition, either in whole or in part, of any collateral for the Obligations, without notice to the Guarantor unless otherwise required by applicable law; (v) the fact that there may be persons other than the Guarantor solvent and responsible for the payment of the Obligations; (vi) release, death, dissolution, liquidation or termination of the existence of the Borrower or any other guarantor; (vii) an election of remedies; or (viii) any other defenses based on suretyship or impairment of collateral.

4.      Financial information. The Guarantor warrants that all financial information previously provided to the Bank was accurate when given, and that no material adverse change has occurred in the Guarantor’s financial statue since such information was given to the Bank. The Guarantor agrees to provide to the Bank from time to time upon request any information regarding the Guarantor’s financial condition which the Bank reasonably requests; and without request, the Guarantor will provide annual financial statements in form and content satisfactory to the Bank within 60 days of the end of each year.

5.      Borrower’s Financial Condition. The Guarantor warrants and represents to the Bank that (i) the Guarantor is sufficiently knowledgeable and experienced in financial and business matters to evaluate and understand the risks assumed in connection with the execution of this Guaranty; (ii) the Guarantor has had the opportunity to examine the records, reports, financial statements, and other information relating to the financial condition of the Borrower; (iii) the Guarantor has reliad solely upon investigations of the Borrower’s financial condition conducted by the Guarantor or the Guarantor’s authorized representative in deciding to execute this Guaranty; and (iv) the Guarantor, or its authorized representative, shall continue to independently review, monitor and investigate the financial condition of the Borrower while this Guaranty is in effect. The Guarantor specifically relieves the Bank of any duty, obligation or responsibility of any nature whatsoever to advise the Guarantor of any change in the Borrower’s financial condition.

                                                6.      Collateral; Setoff. The Guarantor grants to the Bank a security Interest in all property in which the Guarantor has an ownership Interest which is now or in the future In the possession of the Bank to secure payment under this Guaranty. The Guarantor hereby authorizes the Bank, without further notice to anyone, to charge any account of the Guarantor for the amount of any and all Obligations due under this Guaranty, and grants the Bank a contractual right to set off (without notice or demand) amounts due hereunder against all depository account balances, cash and other property now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively “Setoff”). This Guaranty is also secured by any and all security interests, pledges, mortgages/deeds of trust (unless securing only a specific obligation other than this Guaranty) or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Guarantor to the Bank, including without limitation as described in the following documents:                                                                                                                                                                                                                                                                                                                                                                                                        .

7.      Duration of Guaranty; Revocation; Continuing Obligations. This is a continuing Guaranty and shall not be revoked by death, dissolution, merger, bankruptcy, incompetency or insolvency of the Guarantor. This Guaranty shall remain in full force and effect with respect to the Guarantor until the Bank receives written notice from the Guarantor revoking this Guaranty as to the Guarantor. In the event that this Guaranty is revoked by the Guarantor, said revocation shall have no effect on the continuing liability of the Guarantor to guarantee unconditionally the prompt payment of all Obligations which are contracted or incurred before the revocation becomes effective, including such prior Obligations which are subsequently renewed, modified or extended after the revocation becomes effective, as well as all extensions of credit made after revocation pursuant to commitments made prior to such revocation. Revocation of this Guaranty by any Guarantor shall not relieve any other Guarantor of any liability hereunder after the effective date of such revocation.

8.      Acceleration of Obligations; Successors; Multiple Guarantors. If the Guarantor shall die or cease to exist, ‘become the subject of any incompetency proceedings, become the subject of any bankruptcy or insolvency proceedings, or fail to comply with the terms of this Guaranty, any document securing this guaranty or any related document, the Guarantor’s liability hereunder to pay the Obligations shall become immediately due and payable whether or not the Obligations are then due and payable by the Borrower or any other guarantor. This Guaranty shall inure to the benefit of the Bank, its successors and assigns and of the holder and owner of any of the Obligations, and shall be binding on heirs, executors, administrators, successors and assigns of the Guarantor. If there is more than one Guarantor, the liability of the Guarantors shall be joint and several, and the reference to the “Guarantor” shall be deemed to refer to all Guarantors.

9.      Severabillty; Prior Agreements; Amendment. Invalidity of any provision of this Guaranty shall not affect the validity of any other provision. This Guaranty, the collateral documents securing this Guaranty and the documents evidencing the Obligations contain the entire agreement of the parties regarding this matter; and any prior representations, promises or agreements (whether oral or written) which are not a part of this Guaranty or the documents described above are not enforceable. The terms of this Guaranty may not be altered, amended or waived except by another written agreement signed by the Guarantor and the Bank. Unless specifically limited in scope this Guaranty shall not surpersede any earlier guaranty of the Guarantor in which the Bank has an interest nor shall any later guaranty supersede this Guaranty. The effect of any earlier or later guaranty shall be cumulative with this Guaranty.

10.    Copies; Entire Agreement; Modification. The Guarantor hereby acknowledges the receipt of a copy of this Guaranty. This Guaranty is a “transferable record” as defined in applicable law relating to electronic transactions. Therefore, the holder of this Guaranty may, on behalf of Guarantor, create a microfilm or optical disk or other electronic Image of this Guaranty that is an authoritative copy as defined in such law. The holder of this Guaranty may store the authoritative copy of such Guaranty in its electronic form and then destroy the paper original as part of the holder’s normal business practices. The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING, EXPRESSING CONSIDERATION AND SIGNED BY THE PARTIES ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN GUARANTOR AND THE RANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN GUARANTOR AND THE BANK, WHICH OCCURS AFTER RECEIPT BY GUARANTOR OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

11.    Governing Law; Jurisdiction. This Guaranty shall be governed by the internal laws of the State of Nevada, except to the extent superseded by Federal law. THE GUARANTOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK’S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS GUARANTY, THE COLLATERAL, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank’s right to serve process in any manner permitted by law, or limit the Bank’s right to bring proceedings against the Guarantor in the competent courts of any other jurisdiction or jurisdictions.

12.    Waiver of July Trial. TO THE EXTENT PERMITTED BY LAW, THE GUARANTOR AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, ALL DOCUMENTS RELATING TO THIS GUARANTY, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING HEREPROM OR CONNECTED HERETO. THE GUARANTOR AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

Dated:	APRIL 17, 2008	N/A
Guarantor Name (Organization)

(Individual Guarantor)		a

/s/ Victor A. Salerno		By

Guarantor Name	Victor A. Salerno	Name and Title	N/A

/s/ Terina M. Salerno		By

Guarantor Name	Terina M. Salerno	Name and Title	N/A

PURPOSE AND CONSENT. each Guarantor who is married represents that this obligation is incurred In the Interest of his of her marriage or family. The spouse of each Guarantor who has not signed above as a Guarantor consents to the Guarantor entering into this Guaranty, but said spouse of each Guarantor is not a party to this Guaranty.

N/A	Date:
Guarantor

N/A	Date:
Guarantor’s Spouse

ADDENDUM TO CONTINUING GUARANTY (UNLIMITED)

This Addendum is made part of the Continuing Guaranty (Unlimited) (the “Agreement”) made and entered into by and between the undersigned guarantor (the “Guarantor”) and the undersigned bank (the “Bank”) as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.

Financial Information and Reporting. Financial terms used herein which are not specifically defined herein shall have the meanings ascribed to them under generally accepted accounting principles. For any Guarantor who does not have a separate fiscal year end for tax reporting purposes, the fiscal year will be deemed to be the calendar year. Guarantor warrants that all financial information previously provided to Bank or provided to Bank in the future is or will be complete and accurate and prepared in accordance with generally accepted accounting principles and that no material adverse change has occurred in Guarantor’s financial condition since such information was provided to Bank. Guarantor covenants and agrees that while the Agreement is in effect, Guarantor shall provide to Bank from time to time upon request any information regarding Guarantor’s financial condition which Bank reasonably requests; and without request, Guarantor will provide to Bank the following financial information, in form and content acceptable to Bank:

Annual Financial Statements: Not later than 120 days after the end of each fiscal year, annual personal financial statements, prepared by Guarantor.

Tax Returns: Not later than 15 days after the deadline (or extended deadline if Guarantor provides evidence to Bank of such extension) for filing such returns, copies of filed federal tax returns, and state returns if applicable, including all supporting schedules.

Brokerage Statements. Not later than 30 days after the end of each fiscal quarter, account statements from Investment/Brokerage Account and/or such other broker(s) or investment adviser(s) as may be designated by Bank pertaining to such investment/brokerage accounts.

Dated as of	April 17, 2008

(Individual)		(Non-Individual)

/s/ Victor J. Salerno		n/a
Guarantor Name Victor J. Salerno		a/an n/a

/s/ Terina M. Salerno		By:
Guarantor Name Terina M. Salerno		Name and Title n/a

By:
Name and Title n/a

Agreed to:
U.S. BANK N.A.

		By:	/s/ Karal A. Presley
Name and Title Karal A. Presley, Vice President